Corporate Presentation

Developing the Next Generation of Targeted Therapies

Higher Potency Payloads with Cancer-Specific Targeting

Radiopharmaceutical Therapy Poised to Revolutionize Oncology Treatment Perspective’s pipeline and platform has the potential to significantly expand the breadth of tumors addressed by RPT

Perspective’s Innovative Platform

Perspective’s Radiopharmaceutical Platform Optimized for a Broader Therapeutic Window

Perspective’s Proprietary Chelator Has Been Optimized for Lead-Based RPTs

Proposed Mechanism of Action for 212Pb

Rationale for Synergy with Immune Checkpoint Inhibitors

Supply Chain and Manufacturing Infrastructure

On-Demand Order Fulfillment at Regional Sites to Deliver Finished Products

Neuroendocrine Tumors: VMT-⍺-NET

Trial Design: [212Pb]VMT-⍺-NET Phase 1/2a For Neuroendocrine Tumors

Anti-Tumor Activity

Signal of Sustained Anti-Tumor Activity

[212Pb]VMT-α-NET Was Well Tolerated

Mild and Generally Transient Blood Creatinine Increase

Patient (103-105) with Confirmed PR After [212Pb]VMT-α-NET

Melanoma Program: VMT01/02

Trial Design: [212Pb]VMT01 Phase 1/2a For Metastatic Melanoma

Treatment Emergent Adverse Events (all grades, occurring in ≥ 2 patients)

PSV359 is Active Against FAP-α Expression on Tumor and on Stroma

Trial Design: [212Pb]PSV359 Phase 1/2a Trial

General Corporate Information

Abbreviations

APPENDIX

NETs Trials

Refractory Metastatic Melanoma Trials

Perspective’s Pre-Targeting Platform

# PERSPECTIVE® THERAPEUTICS

## Corporate Presentation

June 2025

NYSE AMERICAN: CATX

# Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "estimate," "believe," "predict," "potential" or "continue" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company's clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company's timing and expectations regarding regulatory communications, submissions and approvals; expectations regarding the potential market opportunities for the Company's product candidates; the Company's expected cash runway; the potential functionality, capabilities and benefits of the Company's product candidates and the potential application of these product candidates for other disease indications; the potential size of the commercial market for the Company's product candidates; the Company's expectations, beliefs, intentions, and strategies regarding the future; the Company's intentions to improve important aspects of care in cancer treatment; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company's actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company's product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; the Company may not be able to maintain regulatory approval for the Company's product candidates; delays, interruptions or failures in the manufacture and supply of the Company's product candidates; the size and growth potential of the markets for the Company's product candidates, and the Company's ability to service those markets; the Company's cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the Company's expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company's ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to manage growth; whether the Company can maintain its key employees; the ability of the Company to build out its manufacturing facilities and satisfy manufacturing-related regulatory requirements; whether there is sufficient training and use of the Company's products and product candidates; the market acceptance and recognition of the Company's products and product candidates; the Company's ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; the Company's ability to maintain and increase its supply, manufacturing and distribution capabilities; whether the Company will continue to comply with the procedures and regulatory requirements mandated by the FDA for additional trials, Phase 1 and 2 approvals, and Fast Track approvals; and any changes in applicable laws and regulations. Certain factors that may cause the Company's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC"), in the Company's other filings with the SEC, and in the Company's future reports to be filed with the SEC and available at www.sec.gov.

Forward-looking statements contained in this presentation are made as of this date. Unless required to do so by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

# Developing the Next Generation of Targeted Therapies

## Innovative Platform Technology

- Targeting moieties designed for *high tumor specificity*
- Ideal isotope ($^{212}Pb$): *Potent tumor cell killing* with reduced off-target effect
- Proprietary chelator designed to *optimize biodistribution*

## Pipeline with Broad Potential

- *Three clinical-stage programs*
- *Multiple read-outs and milestones* expected through mid-2026 and beyond
- *De-risking* via theranostics approach: Patients imaged pre-treatment

## Robust Manufacturing Infrastructure

- Radioisotope supply strengthened by *integrated supply chain*
- Patient coverage via *distributed manufacturing infrastructure*
- *Ready-to-administer products* provided to treatment sites on day of scheduled treatment

PERSPECTIVE THERAPEUTICS

# Higher Potency Payloads with Cancer-Specific Targeting

**Radiopharmaceuticals**

Targeted molecules deliver radioactive payloads to cancer



Increase precision of targeting cancer
Radiopharmaceuticals
Antibody-drug conjugates
TKIs, mAbs
Other radiotherapies
Chemotherapy
Immuno-therapy
Hormone therapy
Cell Therapies
Surgery

**ADCs**

Antibody-based targeting delivers chemotherapy to cancer

# Broad Proprietary Pipeline

## Three lead programs in clinic with multiple programs in preclinical development

| Program (Target) | Target Disease | Candidate evaluation | Human Clinical Imaging | Phase 1/2 | Registration Enabling Study | Status |
|---|---|---|---|---|---|---|
| **VMT01/02 (MC1R)** | **Melanoma (MC1R Imaging & Therapy)** | **Monotherapy** | | | | Enrolling |
| | | **Combination with Nivolumab** | | | | Enrolling |
| **VMT-α-NET (SSTR2)** | **Neuroendocrine Tumors** | | | | | Cohort 2: Enrolling<br>Cohort 3: Pending FDA alignment |
| | **Other SSTR2 Expressing Tumors** | | | | | Under evaluation |
| **PSV359 (FAP-α)** | **Multiple Solid Tumors** | | | | | Enrolling |
| **PSV4XX (PSMA)** | **Prostate (PSMA Imaging & Therapy)** | | | | | Under evaluation |
| ***Undisclosed Program 5*** | **Multiple Solid Tumors** | | | | | Under evaluation |
| ***Undisclosed Program 6*** | **Multiple Solid Tumors** | | | | | Under evaluation |
| ***Undisclosed Program 7*** | **Multiple Solid Tumors** | | | | | Under evaluation |
| ***Pre-Targeting Platform*** | **Multiple Solid Tumors** | | | | | Under evaluation |

PERSPECTIVE THERAPEUTICS

# Radiopharmaceutical Therapy Poised to Revolutionize Oncology Treatment

## Perspective's pipeline and platform has the potential to significantly expand the breadth of tumors addressed by RPT

### VMT-α-NET

*Designed for a more balanced benefit to risk profile*

In dose-finding study, with escalation supported by well tolerated safety profile

Currently being studied

GEP-NETs

Additional SSTR2+ tumors under evaluation:

Other NETs
SCLC
ER+ BC
Meningioma

### VMT01

*Potential first-in-class, with or without Immune Checkpoint Inhibitors*

PoC for synergistic combination of ICI and $^{212}$Pb RPT in and beyond melanoma

Currently being studied (2nd line+ melanoma)

1st line (ICI combo)

Beyond MC1R

ICI combo with $^{212}$Pb RPTs

### RPT potential in additional solid tumors



Estimated potential patient coverage by Perspective's ongoing therapeutics trials
Estimated potential patient coverage by approved RPTs
Potential patient coverage by trials being contemplated for Perspective's clinical and preclinical assets
Other
GU
Melanoma
GI
H&N
Lung
GYN
Blood

Incidence and patient data sourced from SEER, accessible at https://seer.cancer.gov/statfacts/html/common.html and https://seer.cancer.gov/statistics-network/explorer/
Bars and segments within pie chart representative of relative addressable patient population (both current and potential future) but not to scale. For all bars and segments, potential addressable patient population is not indicative of current or expected market penetration. Bars and segments based on Company's internal estimates and projections.
The safety and efficacy of these products have not been established in these future potential indications, and future regulatory approval or commercial availability is not guaranteed.

# The Theranostics Advantage

## Imaging in animal models and human patients facilitates peptide optimization and derisking imaging studies

Target Nomination → Generate Novel Targeting Moieties → **Optimize *In Vivo*** → Lead Candidate Nomination → **FIH Imaging** → Development Candidate Nomination → IND

Compound 3-30[1] | Compound 3-42[1] | Compound 3-59[1]

*Optimization enhances tumor specificity*



[$^{68}$Ga]PSV377[2]



*In-house peptide synthesis and in vivo capability allows rapid iteration and optimization of novel compounds*

*Imaging of human patients derisks development candidates prior to clinical evaluation of therapeutic*

[1]World Molecular Imaging Congress 2024 abstract #82
[2]Clinical Collaborator: Xiaowei Ma, M.D., Ph.D., The Second Xiangya Hospital, Central South University, China

PERSPECTIVE THERAPEUTICS

# Perspective’s Innovative Platform

Enabling broad applications in the clinic

# Perspective's Radiopharmaceutical Platform Optimized for a Broader Therapeutic Window

## Perspective Therapeutics' Platform



**Alpha-emitting $^{212}Pb$ Isotope**

**Ideal isotope**

- Double-stranded breaks ➔ cell death
- Reduced off-target effects on healthy tissue
- $^{203/212}Pb$ pair streamlines dosimetry

**Optimized Proprietary Chelator**

**Improved safety**

- Increased renal clearance
- Increased retention of daughter isotope

**Engineered Peptides**

**Optimized peptides**

- Highly specific for tumor cell receptors
- Rapid clearance from blood to reduce off-target effects

## Broader Therapeutic Window


Maximum
Tolerated Dose
Therapeutic
window
Minimum
Effective Dose
Maximum
Tolerated Dose
Therapeutic
window
Minimum
Effective Dose

# Perspective's Proprietary Chelator Has Been Optimized for Lead-Based RPTs

## Generic chelators have not been optimized for Pb isotopes, potentially compromising safety, efficacy and manufacturing efficiency

**PSC[1]**


NET 0
$^{212}Pb^{2+}$

PERSPECTIVE THERAPEUTICS

- ✓ Designed specifically for Pb isotopes
- ✓ Optimized for **rapid renal clearance** through neutralized formal charge
- ✓ Improves radiolabeling, receptor binding & internalization
- ✓ **Retains 98% of $^{212}Bi$** reducing off-target toxicity potential[1]

| DOTA | TCMC |
|---|---|
|  |  |

NET 2-
NET 2+

*Generic Chelators*

- Charged molecules are **more likely to be reabsorbed by kidneys**[2]
- **Leak $^{212}Bi$ alpha-emitting daughter up to 36%**[3]

[1]Li M, et al. *Curr Med Chem*. 2020; [2]Vegt E, et al. J Nucl Med. 2010; [3]Mirzadeh et al., *Radiochimica Acta*, 1993.

PERSPECTIVE THERAPEUTICS

# Lead-212 ($^{212}Pb$): The Optimal Therapeutic Isotope

$^{212}Pb$ provides numerous advantages over beta particle radiotherapies and other alpha emitters

| | | Lutetium ($^{177}Lu$) *β radiation* | Actinium ($^{225}Ac$) *α radiation* | Lead ($^{212}Pb$) *α radiation* | Rationale favoring Lead ($^{212}Pb$) |
|---|---|---|---|---|---|
| Advantages of Alpha radiation | **Potency** *Direct tumor killing* | *β Single-stranded DNA breaks* | | *Lethal, double stranded DNA breaks* | Alpha particle has 100-1,000x greater cancer cell killing potential vs. beta radiation[2] |
| | **Safety** *Off-target radiation* | *β Travels up to 200 cell diameters* | | | Alpha radiation travels up to 3 cell diameters |
| Advantages of $^{212}Pb$ Isotope | **Safety** *Daughter isotopes* | | *Long-lived isotopes that decay into multiple potent daughters* | | $^{212}Pb$: alpha-emitting daughter isotope contained by chelator |
| | **Half Life** | 6.7 days | 10 days | 0.46 days | $^{212}Pb$ delivers a short burst of potent activity (minimizing impact on T cells) |
| | | *Potential for prolonged hostile TME for T-Cells, blunting immune response* | | | |
| | **Supply** **Cost of production** | *More complex capital requirements for isotope production* | *Scarcity contributed to trial interruptions & product costs* | *Same day delivery of patient-ready products to treatment sites* | $^{212}Pb$: simple separation from readily available precursor isotope |
| | **Convenience** *(to patients, hospitals)* | *Limit contact with others for 2-15 days*[1] | | | Potential for less complex post-treatment safety protocol due to half-life |
| | **Theranostic Pair** | | | | $^{203/212}Pb$ theranostic elemental pair: greater fidelity in dosimetry studies |

[1]USPI for $^{177}Lu$ vipivotide tetraxetan

[2]Sgouros G. Alpha-particles for targeted therapy. *Adv Drug Deliv Rev.* 2008;60(12):1402-1406. doi:10.1016/j.addr.2008.04.007

# Pb-based Theranostics Enable Both Diagnosis and Targeted Treatment of Cancer

Identical distribution of $^{203}Pb$ and $^{212}Pb$ for imaging and treatment, respectively


Imaging
Cancer Cell
203Pb
Patient selection
Dosimetry: T1/2 = 52 h
Targeting ligand
Linker
203Pb can be used to establish 212Pb pharmacokinetics
212Pb
Matches peptide PK
Dosimetry: T1/2 = 11 h
Therapeutic



Human Image: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

PERSPECTIVE THERAPEUTICS

# Proposed Mechanism of Action for $^{212}$Pb

## Multiple overlapping mechanisms drive tumor cell death and immune response


RPT injection
Targeting peptide*
212Pb isotope
Tumor
Cytoreductive
Immunostimulatory
1. Targeted cell death
RPT binds to receptors on cancer cells and releases α particles, resulting in double-stranded DNA breaks, cell membrane and organelle disruption in the bound cell and neighboring cells.
2. Bystander effect
Dying cancer cells release DAMPs, causing nearby cells to die as well.
3. Immune activation
Dying cancer cells release neoantigens, which are taken up by APCs. APCs activate T cells which further attack cancer cells and can convert into memory T cells, providing a durable and widespread response throughout the body.
α radiation
dsDNA breaks; repair mechanisms overwhelmed
Cancer cell
DAMPs
Dying cancer cell
Neoantigens
APC
Naïve T cell
Naïve T cell
Memory T cell
Vaccine-like effect
Cytokines
Active T cell

*RPT not to scale. Adapted from Pouget JP, Chan TA, Galluzzi L, Constanzo J. Radiopharmaceuticals as combinatorial partners for immune checkpoint inhibitors. Trends Cancer. 2023 Nov;9(11):968-981. doi: 10.1016/j.trecan.2023.07.014. Epub 2023 Aug 21. PMID: 37612188; PMCID: PMC11311210.

PERSPECTIVE THERAPEUTICS

# Rationale for Synergy with Immune Checkpoint Inhibitors

The cancer-immunity cycle[1]


Checkpoint inhibitors
Checkpoint inhibitors
Checkpoint inhibitors
③ Priming and activation (APCs & T cells)
④ Trafficking of T cells to tumors (CTLs)
⑤ Infiltration of T cells into tumors and stroma
Cancer antigen presentation (dendritic cells/ APCs) ②
LYMPH NODE
BLOOD VESSEL
TUMOR
Ⓐ Accumulation of activated T cells in and through stroma
Ⓑ Interaction with immune cells (dispersed, aggregates, TLS)
Maintained effector state and function Ⓒ
Recognition of cancer cells by T cells ⑥
Release of cancer cell antigens (cancer cell death) ①
Killing of cancer cells (immune and cancer cells) ⑦

| | Perspective Therapeutics Approach | Checkpoint Inhibitors[3] |
|---|---|---|
| **Direct tumor killing** | ✓ Target vector designed to be highly specific + potent payload ($^{212}$Pb) | |
| **① Release of tumor antigens** | **✓✓✓ $^{212}$Pb causes physical destruction of target cells** | |
| **② Tumor antigen presentation** | Potential for inducing memory T-cells for durable and widespread response[2] | |
| **③ Priming & activation** | | ✓ |
| **④ Recruitment of T-cells to the TME** | ✓ May be enhanced with stroma-targeting RPT | |
| **⑤ T-cell infiltration into the TME** | | Interact with immune cells |
| **⑥⑦ Recognition & killing of cancer cells by T-cells** | **✓✓✓TME normalizes quickly due to $^{212}$Pb half-life** | ✓ |

[1]Adapted from: Mellman I, Chen DS, Powles T, Turley SJ. The cancer-immunity cycle: Indication, genotype, and immunotype. *Immunity*. 2023;56(10):2188-2205. doi:10.1016/j.immuni.2023.09.011; [2]Li et al., *Cancers*, 2021; [3]Include inhibitor of PD-1, PD-L1, CTLA-4, and LAG3.

# Pre-Targeting Platform

## Potential to Significantly Expand Therapeutic Window by Utilizing Different Kinetics of Proteins and Small Molecules[1]


1
Administer cold modified monoclonal antibody or targeting protein
3
Administer radiolabeled ligand
Radioligand clears circulation rapidly
Ligand binds only to modified mAb
Antibody in circulation
Antibody on tumor
2
After several days, mAb will have accumulated on tumor and cleared from blood
Radioligand on tumor
Radioligand in circulation
4
Ligand binds specifically to mAb and clears rapidly from circulation
Days
Minutes

[1]Company's pre-targeting platform currently in preclinical development

PERSPECTIVE THERAPEUTICS

# Supply Chain and Manufacturing Infrastructure

Ensuring radioisotope supply and ability to deliver ready-to-administer products to hospitals

# On-Demand Order Fulfillment at Regional Sites to Deliver Finished Products

**$^{228}$Th**
Thorium
1.9 y

→

**$^{224}$Ra**
Radium
3.6 d

→

**$^{212}$Pb**
Lead
10.6 h

→



**Isotope Source**
- Plentiful supply
- Long-term supply contract with DoE

**Proprietary Generator**


11”
5.7”

- Transports precursor isotope ($^{224}$Ra)
- Extracts therapeutic isotope ($^{212}$Pb)

**Simple chemical separation technology for $^{212}$Pb extraction**


224Ra
Substrate retains Ra, but not Pb
Ra naturally decays to Pb
212Pb
Solvent added
224Ra stays
212Pb washed out and collected

**Finished Product**
Delivered to Hospital

PERSPECTIVE® THERAPEUTICS

# Regional Manufacturing Allows Commercialization of $^{212}$Pb-labeled Finished Products

## The "network effect" designed to ensure reliable commercial supply for ready-to-administer therapeutics

| Sites | Today | 2027 [1] | 2029 | Population Radius ~11 hrs |
|---|---|---|---|---|
| Coralville, IA | ☑ | ☑ | ☑ | Clinical Supply |
| Somerset, NJ | ☑ | ☑ | ☑ | 75 m |
| Chicago, IL | *In progress* | ☑ | ☑ | 66 m |
| Los Angeles, CA | *In progress* | ☑ | ☑ | 48 m |
| Houston, TX | *In progress* | ☑ | ☑ | 37 m |
| **Potential Locations** | | | | |
| Atlanta, GA | | | ☑ *tbc* | 57 m |
| Orlando, FL | | | ☑ *tbc* | 31 m |

Top 6 sites cover
**>90% US population**
within a one half-life (11 hr) delivery radius[2]


CATX Manufacturing Facilities
Operational facility
Buildout in progress
Potential site
Delivery Radius (road) within
1 half-life of $^{212}$Pb (11 hrs)

[1]Based on current Company Plans and estimates; [2]Company estimates based on data from https://www.statsamerica.org/radius/big.aspx; Products can also be driven further or flown as necessary

PERSPECTIVE THERAPEUTICS

# Neuroendocrine Tumors: VMT-α-NET

Targeting the somatostatin receptor to treat rare neuroendocrine-type cancers

# Neuroendocrine Tumors: VMT-α-NET

## Targeting the somatostatin receptor to treat neuroendocrine and other cancers



*Whole body SPECT scan of NET patient imaged with [$^{203}$Pb]VMT-α-NET*

### Disease Overview

- Neuroendocrine cells are specialized cells that secrete hormones and other bioactive substances
- Most neuroendocrine tumors highly express **somatostatin receptor type 2 (SSTR2)**
- Often grow in the **pancreas** or other areas of the gut; also widely expressed in a broad range of tumors including **SCLC, breast cancer, meningioma, head & neck cancer**

### Unmet Need

- **~12K** new diagnoses annually in the US; **~170,000** people are living with this diagnosis in the US[1]
- Existing radiopharmaceutical treatment LUTATHERA® (Novartis) has an overall response rate (ORR) of **only 13–17%, and no overall survival (OS) benefit**[2]
- Broad acknowledgment that targeted alpha therapies are needed to improve care[3]

### Program Overview

- **Fast Track Designation** for SSTR2+ NETs **regardless of prior treatment response**
- **Ongoing CATX-sponsored therapeutic dose-finding trial** currently recruiting in **PRRT-naïve** setting throughout the US
- Investigator initiated clinical research in PRRT- refractory patients

[1]Wu P, He D, Chang H, Zhang X. Epidemiologic trends of and factors associated with overall survival in patients with neuroendocrine tumors over the last two decades in the USA. Endocr Connect. 2023;12(12):e230331. Published 2023 Nov 23. doi:10.1530/EC-23-0331; [2]LUTATHERA PI; [3]Navalkissoor et al (2019)

# Perspective's Platform Demonstrates Superior Therapeutic Window: VMT-α-NET

## In-house discovery capabilities deliver differentiated molecules

### Key Takeaways vs Generic Compounds

**Preclinical Studies: Decreased Off-Target Toxicity, Increased Tumor Uptake and Retention**

- SSTR2 tumor model demonstrates superiority of VMT-α-NET to generic compounds
- 8-fold improved tumor uptake with decreased kidney retention


Tumor
Kidneys
Proprietary
$^{203}$Pb-VMT-α-NET
Generic
$^{203}$Pb-DOTATOC

### Shows Significant Improvement vs Standard of Care in Preclinical Models

**Superior Efficacy with Single Dose or Multiple Administrations in AR42J SSTR2-Expressing Tumor**


Vehicle
[$^{177}$Lu] DOTATATE (3 x 500 μCi)
Standard of Care
[$^{212}$Pb]VMT-α-NET (1 x 120 μCi)
[$^{212}$Pb]VMT-α-NET (4 x 30 μCi)
Tumor Volume (mm$^3$)
Days post-treatment
Drug Administered

Lee D, et al. *Eur J Nucl Med Mol Imaging*. 2024;51(4):1147-1162. doi:10.1007/s00259-023-06494-9
Liu D., et al. EANM 2022. *Eur J Nucl Med Mol Imaging* **49** (Suppl 1), 1–751 (2022). https://doi.org/10.1007/s00259-022-05924-4

PERSPECTIVE® THERAPEUTICS

# $^{203}$Pb SPECT Imaging Reveals Favorable VMT-α-NET Properties[1]

**Rapid Tumor Targeting and Renal Clearance**



1 hour

**High Tumor Retention**



21 hours

- Tumors visible within 1 hour indicates rapid binding to SSTR2 target
- High intensity above background implies excellent therapeutic window
- Unbound drug in bladder within 1 hour for excretion
- Low renal retention due to neutral charge on proprietary Pb-specific chelator

[1]Muller et al., Clin. Nucl. Med. 2023

# Trial Design: $[^{212}Pb]$VMT-α-NET Phase 1/2a For Neuroendocrine Tumors


Dose-finding phase
Expansion phase
Pre-agreed FDA interaction before dosing next cohort
Recruitment Complete
Cohort 1
[212Pb]VMT-α-NET
n = 2 / 2.5 mCi x 4
Recruited
Cohort 2
[212Pb]VMT-α-NET
n = 7 / 5 mCi x 4
Added slots:
total of up to 47
(recruitment ongoing)
Cohort 3
[212Pb]VMT-α-NET
n = 3 – 8 / 7.5 mCi x 4
Cohort 4
[212Pb]VMT-α-NET
n = 3 – 8 / 10 mCi x 4
Intermediate doses or de-escalation possible for Cohort 2 – 4
Recommended Phase 2 Dose (RP2D)
Expansion Cohort
[212Pb]VMT-α-NET
RP2D mCi x 4
Expansion into non-NET indications (eg SCLC) also possible

**Trial Parameters**

| Dose-finding Population | Key Study Features | Study Endpoints |
|---|---|---|
| ▪ Advanced/unresectable or metastatic NETs<br>▪ Progressive disease on prior therapy<br>▪ PRRT naïve<br>▪ FDA approved SSTR2 PET/CT avid disease | ▪ Bayesian mTPI-2 design based on iterative toxicity probability monitoring<br>▪ Dosimetry to be assessed during screening period for Cohorts 1 & 2 using $[^{203}Pb]$VMT-α-NET | ▪ **Primary:** to measure incidence of DLTs following a single administration of $[^{212}Pb]$VMT-α-NET in order to determine the MTD and/or MFD, and RP2D<br>▪ **Secondary / exploratory:**<br>• ORR, DOR, PFS, OS by RECIST v1.1<br>• Using dosimetry, estimate selected organ and whole body absorbed radiation doses for $[^{212}Pb]$VMT-α-NET |

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05636618

# Anti-Tumor Activity

## Preliminary response assessment by RECIST v1.1 showed 4 responses in 7 patients from Cohort 2


Percent change in sum of diameters from baseline
[212Pb]VMT-α-NET 2.5 mCi (92.5 MBq)
[212Pb]VMT-α-NET 5.0 mCi (185 MBq)
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
8.7%
PD
2.6%
SD
0.0%
SD
SD
-18.9%
SD
-21.8%
uPR
-31.9%
PR
-43.5%
PR
-57.4%
PR
-60.7%
109-103
102-103
103-101
102-101
103-102
112-101
103-105
103-103
103-104
Patient Number

Patient 109-103 experienced progressive disease by unambiguous progression of non-target lesions.
Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

PERSPECTIVE® THERAPEUTICS

# Signal of Sustained Anti-Tumor Activity

## Kinetics of treatment response: VMT-α-NET spider plot



Percent change in sum of diameters from baseline
[212Pb]VMT-α-NET 2.5 mCi (92.5 MBq)
[212Pb]VMT-α-NET 5.0 mCi (185 MBq)
Treatment period
30%
10%
-10%
-30%
-50%
-70%
0
8
16
24
32
40
48
56
64
72
80
Weeks since first treatment
102-103 (62.1 µCi/kg)
109-103 (63.9 µCi/kg)
103-101 (50.1 µCi/kg)
102-101 (54.5 µCi/kg)
103-102 (40.8 µCi/kg)
112-101 (49.1 µCi/kg)
103-105 (68.7 µCi/kg)
103-103 (31.7 µCi/kg)
103-104 (84.5, 42.3 µCi/kg)

Patient 109-103 experienced progressive disease by unambiguous progression of non-target lesions. Response for Patient 103-104, 103-103, and 103-105 have been confirmed.
Patient 102-103 had a longer treatment period due to delay in administration of their fourth dose.
Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

PERSPECTIVE THERAPEUTICS

# [$^{212}$Pb]VMT-α-NET Was Well Tolerated

## TEAEs in in ≥ 5 patients and all grade ≥ 3 per patient (safety set, n = 42)

| Preferred Term | Grade 1-2 | | Grade 3 | | Total |
|---|---|---|---|---|---|
| | Cohort 1, 2.5 mCi n = 2, (n) | Cohort 2, 5 mCi n = 40, (n) | Cohort 1, 2.5 mCi n = 2, (n) | Cohort 2, 5 mCi n = 40, (n) | n = 42, [n (%)] |
| **Summary of TEAEs per patient** | **2** | **37** | – | **10** | **39** ***(93%)*** |
| Fatigue | 2 | 23 | – | – | 25 *(60%)* |
| Alopecia | 2 | 20 | – | – | 22 *(52%)* |
| Nausea | 1 | 17 | – | – | 18 *(43%)* |
| Diarrhea | 2 | 9 | – | 3 | 14 *(33%)* |
| Anemia | 2 | 9 | – | – | 11 *(26%)* |
| Lymphocyte count decreased | 1 | 7 | – | 3 | 11 *(26%)* |
| Abdominal pain | 1 | 9 | – | – | 10 *(24%)* |
| AST Increased | 1 | 6 | – | – | 7 *(17%)* |
| Blood creatinine increased | – | 7 | – | – | 7 *(17%)* |
| ALT increased | – | 6 | – | – | 6 *(14%)* |
| Hyperglycemia | – | 6 | – | – | 6 *(14%)* |
| Hypocalcemia | – | 6 | – | – | 6 *(14%)* |
| Back pain | – | 5 | – | – | 5 *(12%)* |
| Headache | 1 | 4 | – | – | 5 *(12%)* |
| Hypertension | – | 3 | – | 2 | 5 *(12%)* |
| Vomiting | – | 4 | – | 1 | 5 *(12%)* |
| Hypokalemia | – | 1 | – | 1 | 2 *(5%)* |
| Presyncope | – | 1 | – | 1 | 2 *(5%)* |
| Cardiac failure | – | – | – | 1 | 1 *(5%)* |
| Syncope | – | – | – | 1 | 1 *(5%)* |

### Safety Summary

- No dose-limiting toxicities were reported
- No discontinuations due to adverse events
- 2 SAEs deemed unrelated to [$^{212}$Pb]VMT-α-NET
- Grade 3 TEAEs in 10 out of 42 patients (24%); no grade 4 or 5 TEAEs were reported.
- No serious renal complications were reported. Seven out of 42 patients experienced blood creatinine increases, all at Grade 1
- No significant myelosuppression was reported
- No dysphagia was reported

Data cutoff 30-Apr-2025. Median follow-up for entire safety set is 14 weeks (range of 0-77 weeks). Blood creatinine increased AEs were grade 1 only. Regarding *blood creatinine increased*, 2 patients had G1 creatinine increase post cycle 1 (both recovered), 3 patients had G1 creatinine increase post cycle 2 (all recovered), 1 patient had G1 creatinine increase post cycle 4 (recovered); 1 patient had G1 creatinine increase post cycle 3 (recovered) and post cycle 4 (ongoing).
Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

# Mild and Generally Transient Blood Creatinine Increase

## Seven patients experienced Grade 1 blood creatinine increase (from safety set, n = 42)


Creatinine (mg/dL)
5
4
3
2
1
0
0
8
16
24
32
40
48
56
64
72
Study Week

*Data cutoff 30-Apr-2025. Blood creatinine increased AEs were grade 1 only. Regarding blood creatinine increased, 2 subjects had G1 creatinine increase post cycle 1 (both recovered), 3 subjects had G1 creatinine post cycle 2 (all recovered), 1 subject post cycle 4 (recovered); 1 subject had post cycle 3 (recovered) and post cycle 4 (ongoing).
Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

# Conclusion & Next Steps

## [$^{212}$Pb]VMT-α-NET was well tolerated, supporting rationale for potential dose escalation

### [$^{212}$Pb]VMT-α-NET was well-tolerated[1]

- No DLTs, no grade 4 or grade 5 AEs or deaths; 10 out of 42 (24%) patients experienced a Grade 3 TEAE
- No discontinuations due to AE have occurred
- No serious renal complications; blood creatinine increases in 7 out of 42 patients were all Grade 1
- No significant myelosuppression was reported

### Appreciable activity was observed with treatment at this interim point in the study[1]

- 3 confirmed objective responses, 1 new response pending confirmation
- 7/9 (78%) patients remained free from disease progression after more than 1 year of follow-up

### The Safety Monitoring Committee has recommended dose escalation and re-opening of Cohort 2

- FDA interaction ongoing to initiate next dosing cohort and planning for this is in progress
- An additional 33 patients dosed in Cohort 2 since re-opening in August 2024, for a total of 40 in Cohort 2 as of April 30, 2025
  - Plan to submit data on patients who have had the opportunity to receive at least one scan after their full treatment for scientific congress presentation in 2H 2025
- Ongoing evaluation of potential expansion into other SSTR2+ tumor types including breast, SCLC

[1]Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

# Patient (103-105) with Confirmed PR After [$^{212}$Pb]VMT-α-NET

Diagnostic contrast enhanced CT


Baseline
Post cycle 4, SD
Week 36, PR
Week 48, cPR

Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

PERSPECTIVE THERAPEUTICS

# Melanoma Program: VMT01/02

Using the melanocortin receptor (MC1R) to target melanoma for imaging and therapy

# Melanoma Program: VMT01/02

## Using the melanocortin receptor (MC1R) to target melanoma for imaging and therapy



Whole body PET scan of a metastatic melanoma patient using VMT02

**Disease Overview**

- Treatment may include surgery, radiation, chemotherapy and immunotherapy
- Advanced stages of disease occurs throughout the body requiring aggressive systemic treatment
- **High melanocortin 1 receptor (MC1R) expression more common in advanced melanoma**[1]

**Unmet Need**

- In US: **~100K** new diagnoses, **~8,000 deaths** annually[2]
- **50% 1-year survival rate** for metastatic melanoma[2]

**Program Overview**

- **Fast Track Designation** received September 2024
- **Phase 1 imaging study** at Mayo Clinic Rochester indicates feasibility of patient selection using [$^{203}$Pb]VMT01 and [$^{68}$Ga]VMT02
- **Ongoing US Therapeutic Dose Finding Trial** recruiting currently throughout the US

[1]Su DG, et al. Melanocortin-1 Receptor Expression as a Marker of Progression in Melanoma. JCO Precis Oncol. 2024;8:e2300702. doi:10.1200/PO.23.00702; [2]SEER*Explorer: Surveillance Research Program, National Cancer Institute; 2024 Apr 17. cited 2024 Sep 25

PERSPECTIVE® THERAPEUTICS

# Combination [²¹²Pb]VMT01 with Immune Checkpoint Inhibitors

Lower radiation dose shows superior efficacy in preclinical combination with ICIs

## Monotherapy [²¹²Pb]VMT01


600
400
200
0
Tumor Volume (mm³)
Control (n=8)
19 MBq (n=6)
3.7 MBq (n=6)
5.6 MBq (n=6)
Cytoreductive
0
20
40
Days Post-Treatment

## Combination Therapy [²¹²Pb]VMT01 + ICIs


1000
800
600
400
200
0
Tumor Volume (mm³)
ICIs (n=7)
19 MBq + ICIs (n=7)
3.7 MBq + ICIs (n=6)
5.6 MBq + ICIs (n=7)
Immunostimulatory
0
20
40
Days Post-Treatment

In C57Bl6 albino mice inoculated with B16.F10 allograft tumors, treatment with [²¹²Pb]VMT01 monotherapy shows increasing efficacy with higher doses (left). When combined with immune checkpoint inhibition lower doses of [²¹²Pb]VMT01 show increased efficacy (right). Doses roughly translate to 10 Gy, 20 Gy, and 30 Gy delivered to the tumor, respectively.[1]

1. Rodman et al., International Symposium on Radiopharmaceutical Sciences iSRS 2023, 22-26 May 2023, Honolulu, Hawaii.

PERSPECTIVE THERAPEUTICS

# [$^{212}$Pb]VMT01 in Combination: Synergistic Responses in Preclinical Studies

## Single dose of VMT01 in combination significantly arrested melanoma tumor growth and extended survival

***Immunodeficient human melanoma xenograft model – BRAF-positive[1]***


Single dose VMT01 + BRAFi
vs. BRAFi alone
Percent Survival
Days
Continuous Zelboraf
Control
BRAFi
212Pb α-therapy + BRAFi

***Immunocompetent mouse B16:F10 melanoma model[2]***


Single dose VMT01 + dual ICIs vs
dual ICI: (anti-CTLA4 + anti-PD1)
Percent Survival
Days
Control
Dual ICIs
212Pb α-therapy
212Pb α-therapy + dual ICIs

***Immunocompetent mouse B16:F10 melanoma model[3]***


Single dose VMT01 +
anti-PD-1 ICI generated 71%
complete response rate
Percent Survival
Days
Control (n=8)
PD-1 (n=7)
a-PD-1/a-CTLA-4 (n=7)
[212Pb]VMT01(n=7)
[212Pb]VMT01/a-PD-1 (n=7)
[212Pb]VMT01/a-PD-1/a-CTLA-4 (n=8)
*
**
*
ns

## Key Takeaways

- High response rates in multiple tested models
- >70% complete and durable response when combined with PD1 immunotherapy in a model highly resistant to checkpoint inhibitors[3]
- Combination with immune checkpoint inhibitors induced synergistic anti-tumor effect

**Clinical Collaboration Agreement with Bristol-Myers Squibb signed for OPDIVO® (nivolumab) supply**

[1]Li et al., Mol. Pharm., 2019; [2]Li et al., Cancers, 2021 [3] Unpublished data - Statistical analysis was performed by Log-rank (Mantel-Cox): *$p<0.05$, **$p<0.01$, ns: non-significant

PERSPECTIVE THERAPEUTICS

# [$^{68}$Ga]VMT02 PET Imaging in Patient with MC1R Positive Metastatic Melanoma

## Diagnostic peptide demonstrates similar uptake to FDG in tumors

**$^{18}$F-FDG (Standard of Care)**



**[$^{68}$Ga]VMT02**



**Patient information**

- Male, Asian, 33 years old
- [$^{68}$Ga]VMT02: 7 mCi injection, 45 min post-injection imaging

Clinical Collaborator: Xiaowei Ma, M.D., Ph.D., The Second Xiangya Hospital, Central South University, China

PERSPECTIVE THERAPEUTICS

# Trial Design: [$^{212}$Pb]VMT01 Phase 1/2a For Metastatic Melanoma

## Dose-finding phase*

Part 1: Monotherapy

- Recruitment Complete — MONO Cohort 1 — [$^{212}$Pb]VMT01 — n = 3 / 3 mCi x 3
- → Recruitment Complete — MONO Cohort 2 — [$^{212}$Pb]VMT01 — n = 7 / 5 mCi x 3
- → **Recruiting** — MONO Cohort 3 — [$^{212}$Pb]VMT01 — N = 2 – 8 @ 1.5 mCi x 3
- ⇢ MONO Cohort 4 — [$^{212}$Pb]VMT01 — N = 2 – 8 — @ TBD by SMC x 3

Part 2: Combination with nivolumab (480mg every 4 weeks)

- **Recruiting** — COMBO Cohort 1 — [$^{212}$Pb]VMT01/PD-1 — N = 2 – 8 @ 1.5 mCi x 3
- ⇢ COMBO Cohort 2 — [$^{212}$Pb]VMT01/PD-1 — N = 2 – 8 — @ TBD mCi by SMC x3
- ⇢ COMBO Cohort 3 — [$^{212}$Pb]VMT01/PD-1 — N = 2 – 8 — @ TBD mCi by SMC x3

*Additional patients may be enrolled in up to 2 cohorts in Part 1 and up to 2 cohorts in Part 2

Recommended Phase 2 Dose (RP2D)

## Expansion phase

- Expansion Cohort — [$^{212}$Pb]VMT01 — RP2D mCi x 3
- Expansion Cohort — [$^{212}$Pb]VMT01/PD-1 — RP2D mCi x 3

Up to 100 patients may be enrolled in the expansion phase

## Trial Parameters

| Dose-finding Population | Key Study Features | Study Endpoints |
|---|---|---|
| ▪ Advanced/unresectable or metastatic melanoma<br>▪ At least 1 prior line of treatment<br>▪ PRRT naïve<br>▪ Positive MC1R imaging scan with imaging agents [$^{203}$Pb]VMT01 or [$^{68}$Ga]VMT02 | ▪ Bayesian mTPI-2 design based on iterative toxicity probability monitoring<br>▪ Possibility for intermediate doses<br>▪ Dosimetry to be assessed using [$^{203}$Pb]VMT01 | ▪ **Primary:** to measure incidence of DLTs following a single administration of [$^{212}$Pb]VMT01 in order to determine the MTD and/or MFD, and RP2D<br>▪ **Secondary / exploratory:**<br>• ORR, DOR, PFS, OS by RECIST v1.1<br>• Using dosimetry, estimate selected organ and whole body absorbed radiation doses for [$^{212}$Pb]VMT01 |

# Preliminary Anti-Tumor Activity of [$^{212}$Pb]VMT01 Observed at Lower Dose

## Per preclinical studies, immunostimulatory effect leading to immune-mediated stable disease hypothesized at lower doses



*Observed* PFS for heavily pre-treated melanoma patients:
**~2 – 5 mos[1]**
First Response
Confirmed Response
Disease Progression
Death
03-102
04-103
03-104
01-107
04-113
03-114
01-116
03-105
14-118
02-117
0
10
20
30
40
50
60
70
80
Weeks since first dose
*Patients in Cohort 1 of this study patients experienced **durable, long-term stable disease** despite receiving a median of **5 prior lines of systemic therapy** (comprising a median of **3 prior lines of IO**)*

Lighter portions of each bar signify transition of the patient to follow-up period (begins ~24 weeks after first dose). Patient 03-104 discontinued follow-up (without PD).
[1]Sources available on slide Refractory Metastatic Melanoma Trials.
Morris ZS et al, Poster Presentation at ASCO 2025. Full presentation available here. Data cut-off date April 21, 2025.

PERSPECTIVE THERAPEUTICS

# Treatment Emergent Adverse Events (all grades, occurring in ≥ 2 patients)

| Preferred Term | Cohort 1 (monotherapy) [212Pb]VMT01 3mCi (N=3) | Cohort 2 (monotherapy) [212Pb]VMT01 5mCi (N=8) | Cohort 3 (monotherapy) [212Pb]VMT01 1.5mCi (N=4) | Cohort 1 (combination) [212Pb]VMT01 1.5mCi+Nivo (N=1) | Total (N=16) |
|---|---|---|---|---|---|
| | | | | | |
| Subjects with at least 1 TEAE | 3 (100.0) | 7 (87.5) | 2 (50.0) | 1 (100.0) | 13 (81.2) |
| | | | | | |
| Nausea | 2 (66.7) | 4 (50.0) | - | 1 (100.0) | 7 (43.8) |
| Anaemia | 3 (100.0) | 2 (25.0) | - | - | 5 (31.2) |
| Fatigue | - | 3 (37.5) | 1 (25.0) | 1 (100.0) | 5 (31.2) |
| Abdominal pain | - | 2 (25.0) | - | 1 (100.0) | 3 (18.8) |
| Dyspnoea | 1 (33.3) | 2 (25.0) | - | - | 3 (18.8) |
| Lymphocyte count decreased | 2 (66.7) | 1 (12.5) | - | - | 3 (18.8) |
| Aspartate aminotransferase inc | - | 1 (12.5) | - | 1 (100.0) | 2 (12.5) |
| Back pain | - | 1 (12.5) | - | 1 (100.0) | 2 (12.5) |
| Constipation | - | 1 (12.5) | - | 1 (100.0) | 2 (12.5) |
| Cough | - | 2 (25.0) | - | - | 2 (12.5) |
| COVID-19 | 2 (66.7) | - | - | - | 2 (12.5) |
| Hyperglycaemia | 1 (33.3) | 1 (12.5) | - | - | 2 (12.5) |
| Hypoalbuminaemia | 1 (33.3) | 1 (12.5) | - | - | 2 (12.5) |
| Hypoglycaemia | - | 2 (25.0) | - | - | 2 (12.5) |
| Hyponatraemia | 2 (66.7) | - | - | - | 2 (12.5) |
| Muscular weakness | 1 (33.3) | 1 (12.5) | - | - | 2 (12.5) |
| Platelet count decreased | 2 (66.7) | - | - | - | 2 (12.5) |
| Pleural effusion | - | 1 (12.5) | - | 1 (100.0) | 2 (12.5) |
| Vomiting | - | 1 (12.5) | 1 (25.0) | - | 2 (12.5) |

Morris ZS et al, Poster Presentation at ASCO 2025. Full presentation available here. Data cut-off date April 21, 2025.

PERSPECTIVE® THERAPEUTICS

# Conclusion & Next Steps

## Activity seen in 3 mCi dose cohort supports dose reduction and nivolumab combination

### [$^{212}$Pb]VMT01 was well-tolerated at doses studied[1]

- At 3 mCi and 5 mCi activity levels, [$^{212}$Pb]VMT01 was well-tolerated and no DLTs were observed
- Dosimetry demonstrates high kidney estimates may limit monotherapy escalation, although no renal toxicities were reported
- SMC recommendation included dose reduction to 1.5 mCi for both monotherapy and the combination cohort with nivolumab

### Objective response at lower dose cohort in line with preclinical data

- An objective response and prolonged PFS was observed at the 3 mCi activity level
- The observed preliminary anti-tumor activity in Cohort 1 may be a result of the immunostimulatory effect of low dose $^{212}$Pb-targeted alpha particle radiation on the TME, as observed in preclinical studies

### Lower dose and nivolumab combo cohorts enrolling

- First patient dosed in the combination cohort in March 2025
- First patient dosed in the monotherapy cohort in April 2025

[1]Morris ZS et al, Poster Presentation at ASCO 2025. Full presentation available here. Data cut-off date April 21, 2025.

PERSPECTIVE® THERAPEUTICS

# Pan-Cancer Target: PSV359

## Preclinical Activity and First in Human Images of Novel Peptide Targeting Fibroblast Activation Protein-alpha (FAP-α)

PERSPECTiVE®
THERAPEUTICS

# Pan-Cancer Program: PSV359

## Novel peptide targeting fibroblast activation protein-alpha (FAP-α)



Whole body PET image of colorectal cancer patient using [$^{68}$Ga]PSV377

**Disease Overview**

- FAP-α is expressed in the tumor stroma of many epithelial cancers and on the cell surface of other tumor types
- The stroma, a connective tissue that supports organs and tissues, is involved in tumorigenesis, metastasis, and drug resistance

**Unmet Need**

- Higher FAP-α expression has been found to be associated with poor prognosis in a number of highly prevalent solid tumors with patients in need of additional treatment options
- *FAP Expression on Tumor Stroma*: Non-Small Cell Lung Cancer, Pancreatic, Hepatocellular Carcinoma, Colorectal Cancer, Breast Cancer, Ovarian Cancer, Others
- *FAP Expression on Tumor Cells*: Sarcoma, Mesothelioma, Others

**Program Overview**

- Preclinical data suggest potential superiority of therapeutic effect vs. other FAP-targeted therapeutics
- Imaging with [$^{68}$Ga]PSV377 and [$^{203}$Pb]PSV359 in multiple tumor types suggests rapid uptake, tumor retention and fast clearance from non-target tissues
- **Ongoing US Therapeutic Dose Finding Trial** recruiting currently throughout the US

Fitzgerald AA, Weiner LM. The role of fibroblast activation protein in health and malignancy. *Cancer Metastasis Rev.* 2020;39(3):783-803. doi:10.1007/s10555-020-09909-3

PERSPECTIVE THERAPEUTICS

# Pan-Cancer Program: PSV359

## Fibroblast activation protein alpha ("FAP") is a pan-cancer target

In some tumor types, FAP is expressed on the cancer cells as well as on stroma cells

In other cancers, FAP is primarily expressed on tumor stroma cells and not on the cancer cells


FAP
Tumor cell
FAP
Stroma
Fibroblast


Sarcoma
Esophageal Ca
Breast Ca
CCC
Lung Ca
Colorectal Ca
Head-Neck Ca
Pancreatic Ca
CUP
Ovarian Ca
MTC
Thymus Ca
NET
Small-Intestine Ca
Prostate Ca

Kratochwil et al., JNM, 2019

PERSPECTIVE THERAPEUTICS

# Fibroblast Activation Protein-targeted Novel Compound Development

## In-house peptide synthesis and in vivo capability allows rapid iteration and optimization of novel compounds

**Phage display screening**



- Phage display followed by affinity maturation
- Bioconjugate chemistry and further optimization
- In vitro and in vivo binding assays identified lead candidates[1]

**Compound 3-30** | **Compound 3-42** | **Compound 3-59**



[1]World Molecular Imaging Congress 2024 abstract #82

# PSV359 is Active Against FAP-α Expression on Tumor and on Stroma

**Anti-tumor Activity of PSV359 in mice with U87MG (predominately stromal mFAP) xenografts**


2000
1500
1000
500
0
Tumor Volume (mm³)
0
15
30
45
60
Days
4.5 MBq over 3 fractions all mice
50% CR

**Anti-tumor activity of PSV359 in mice with HT1080-hFAP (predominately cancer cells hFAP) xenografts**


2500
2000
1500
1000
500
0
Tumor Volume (mm³)
0
15
30
45
60
75
90
Days
4.5 MBq over 3 fractions in all mice
Additional 1.9 MBq in two mice
80% CR

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

# [$^{68}$Ga]PSV377 PET Imaging in Patient with Metastatic Colorectal Cancer

## Diagnostic FAP-targeted peptide demonstrates excellent uptake in tumors

**[$^{18}$F]FDG MIP (Standard of Care)**



**[$^{68}$Ga]PSV377[1] MIP**



**Patient information:**

- Male, Asian, 34 years old
- [$^{68}$Ga]PSV377: 3.2 mCi injection, 30 min post-injection imaging
- [$^{18}$F]FDG: 6 mCi injection, 60 min post-injection imaging

[1]PSV377 uses the same targeting moiety as PSV359 with a NOTA chelator.
Clinical Collaborator: Xiaowei Ma, M.D., Ph.D., The Second Xiangya Hospital, Central South University, China

PERSPECTIVE THERAPEUTICS

# FIH Imaging of [$^{203}$Pb]PSV359 in Different Types of Cancers

## Chondroblastic Osteosarcoma

### [$^{203}$Pb]PSV359



1 hour | 4 hour | 18 hour

### [$^{203}$Pb]PSV359 SPECT/CT



4 hr | 18 hr

Lesion in head of left humerus

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

# Trial Design: [$^{212}$Pb]PSV359 Phase 1/2a Trial

## Dose-finding phase

Planned escalation and expansion as monotherapy and eventually in combination with SoC

**Recruiting**
Cohort 1
[$^{212}$Pb]PSV359
n = 2-8 @ 2.5 mCi x 4

Cohort 2
[$^{212}$Pb]PSV359
n = 2 – 8
TBD mCi per SMC x 4

Cohort 3
[$^{212}$Pb]PSV359
n = 3 – 8
@TBD mCi per SMC x 4

Cohort 4
[$^{212}$Pb]PSV359
n = 3 – 8
@TBD mCi per SMC x 4

Intermediate doses or de-escalation possible for Cohort 2 – 4

Recommended Phase 2 Dose (RP2D)

## Expansion phase

Expansion Cohort A
FAP tumor expressor
[$^{212}$Pb]PSV359
RP2D mCi x 4

Expansion Cohort B
FAP stroma expressor
[$^{212}$Pb]PSV359
RP2D mCi x 4

### Trial Parameters

**Dose-finding Population**

- Advanced and/or metastatic solid tumors
- PRRT naïve
- Progressive disease despite standard therapy or for whom no standard therapy exists
- Positive [$^{203}$Pb]PSV359 SPECT/CT scan

**Key Study Features**

- Bayesian mTPI-2 design based on iterative toxicity probability monitoring
- Possibility for intermediate doses
- Dosimetry to be assessed during screening period for cohorts 1 & 2

**Study Endpoints**

- **Primary:** determination of safety and tolerability (incidence and severity of TRAE)
  - In expansion: determination of anti-tumor activity (ORR by RECIST v1.1)
- **Secondary / exploratory:**
  - Determination of anti-tumor activity (DOR, PFS by RECIST v1.1)
  - Determination of blood radioactivity pharmacokinetic parameters of [$^{203}$Pb] PSV359 and [$^{212}$Pb] PSV359 (AUC, Cmax, Tmax)

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT06710756

# Conclusion & Next Steps

## Preclinical data and first-in-human imaging data supportive of FIH therapeutic study in 2025

### Strong scientific rationale

- FAP-α is a pan-cancer target that is abundantly expressed in certain cancer cells as well as cancer-associated fibroblasts in tumor lesions and involved in promoting disease progression
- Perspective's in-house discovery team has developed an optimized peptide with potential best-in-class characteristics as demonstrated in preclinical models

### Imaging agent has favorable characteristics

- First-in-human clinical SPECT/CT imaging revealed strong tumor uptake, fast clearance through the renal system, low accumulation in normal organs, and long tumor retention in three patients with FAP-expressing cancer

### Therapeutic study enrolling

- First patient dosed in the therapeutic study in April 2025
- Activation activities are underway for additional sites

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

# General Corporate Information

# Deeply Experienced Management Team in Radiopharmaceuticals and Oncology Drug Development



20+ years of expertise in biotechnology companies; public and private companies; oncology and nuclear pharmacy

**Thijs Spoor**
Chief Executive Officer

University of Toronto · Columbia Business School · Verifi H2O · Viewpoint molecular targeting · KBP Biosciences · AzurRx · Fluoro Pharma · GE



20+ years of oncology drug development across all phases, experience coordinating multiple regulatory filings

**Markus Puhlmann, MD MBA**
Chief Medical Officer

LMU · Georgetown University McDonough · Viewpoint molecular targeting · Seagen · Merck · Bayer · Amgen



20+ years industry and research experience in radiopharmaceuticals; co-founder Viewpoint MT & inventor of Perspective products

**Michael Schultz, PHD**
Chief Science Officer

Florida State University · Iowa · Viewpoint molecular targeting



20+ years of experience in life sciences globally, including as CFO of an emerging growth biopharmaceutical company after nearly two decades in Big Pharma

**Juan Graham**
Chief Financial Officer

FibroGen · Johnson&Johnson



20+ years of expertise in financial controls and public accounting for large and small companies across multiple industries

**Jonathan Hunt**
Chief Accounting Officer

BYU · isoray · Vivid learning systems · Hypercom · Circle K · ConocoPhillips · pwc



20+ years of expertise in early-stage pharmaceutical and biotech drug development; 10+ years in radiopharmaceuticals

**Amos Hedt**
Chief Business Strategy Officer

Swinburne · University of Melbourne · Viewpoint molecular targeting · Clarity Pharmaceuticals · patrys · CSL

PERSPECTIVE THERAPEUTICS

# Strong Intellectual Property Portfolio

## Perspective-owned/Exclusively-licensed IP

8 Issued Patents (Expiry in 2037 and 2040, with potential PTE)

Composition of matter for melanoma targeted radiopharmaceutical compounds; methods of combination therapies; methods of creating radiopharmaceutical compounds using Pb-specific chelators

3 Recently Allowed US and CA Patent Applications

VMT-α-NET compounds, AlphaPRIME lead generation system and methods of creating radiopharmaceutical compounds using Pb-specific chelator

71 pending patent applications (including 9 PCT, 55 national, and 7 provisional)

Composition of matter and method of use on:

- Radiometal separation technology
- Chelators
- SSTR2, MC1R, FAP, and PSMA targeting radiopharmaceuticals
- Pre-targeting technology platforms
- Methods of imaging and treatment

**IP Portfolio covers all aspects of radiopharmaceutical value chain**

**Potential for Orphan Drug Designation**

# Strong Financial Position

## Funding into late 2026

| | |
|---|---|
| Cash, cash equivalents and short-term investments as of March 31, 2025 | ~$212 million |
| Share count as of March 31, 2025 | ~74.1 million |
| Outstanding common stock warrants & options as of March 31, 2025 | ~10.6 million |
| Outstanding pre-funded warrants as of March 31, 2025 | ~0.1 million |

Based on our current plans, which include advancing current clinical programs based on data readouts, progressing multiple pre-IND assets towards clinical trials, as well as building out regional manufacturing sites, we expect to have sufficient funding into late 2026.[1]

[1]As of filing date of Company's Q1 2025 Form 10-Q, based on cash, cash equivalents and short-term investments as of March 31, 2025



# Abbreviations

AE: adverse event
APC: antigen-presenting cell
ASCO-GI: ASCO Gastrointestinal Cancers Symposium
CTLA-4: human cytotoxic T-lymphocyte antigen 4
DAMPs: damage-associated molecular patterns
DLT: dose limiting toxicities
DOR: duration of response
dsDNA: double-stranded DNA
EANM: European Association of Nuclear Medicine
eGFR: estimated glomerular filtration rate
ER+ BC: estrogen receptor-positive breast cancer
FDA: U.S. Food and Drug Administration
GEP-NETs: gastroenteropancreatic-NETs
GI: gastrointestinal
GU: genitourinary
GYN: gynecology
H&N: head and neck
HR: hazard ratio
ICI: immune checkpoint inhibitor
IND: investigational new drug
LAG-3: lymphocyte activation gene-3
mAB: monoclonal antibodies
MBq: megabecquerel
MC1R: melanocortin 1 receptor
mCi: millicurie
MFD: maximum feasible radioactivity dose
MIP: maximum intensity projection
MTD: maximum tolerated dose
mTPI-2: modified toxicity probability index
NANETS: North American Neuroendocrine Tumor Society
NETs: neuroendocrine tumor
ORR: objective response rate
OS: overall survival
PD: progressive disease
PD-1: programmed cell death receptor-1
PD-L1: programmed cell death 1 ligand
PFS: progression free survival
PoC: proof of concept
PR: partial response
PRRT: peptide receptor radionuclide therapy
PSMA: prostate specific membrane antigen
RP2D: recommended phase 2 dose
RPT: radiopharmaceutical therapies
SAE: serious adverse event
SCLC: small cell lung cancer
SD: stable disease
SMC: safety monitoring committee
SNMMI: Society of Nuclear Medicine and Molecular Imaging
SOC: standard of care
SSTR2: somatostatin receptor type 2
TEAE: treatment emergent adverse events
TKI: tyrosine kinase inhibitors
TME: tumor microenvironment
TRAE: treatment related adverse events
USPI: U.S. prescribing information

# APPENDIX

# Radiopharmaceutical Therapies Have Potential to Disrupt Cancer Treatment

## First patient treated with Perspective's VMT-α-NET



Transverse (horizontal) plane: PET/CT (top panels) & CT (bottom panels)

Tumor Before Treatment | Tumor After 1 Dose | Tumor After 3 Doses



(S.ACTH)[1]– 790 pg/ml

S.ACTH – 96 pg/ml

[1] Serum Adrenocorticotropic Hormone
Fortis Memorial research institute (FMRI), Gurugram, India

PERSPECTIVE THERAPEUTICS

# NETs Trials

| | $^{177}$Lu-DOTATATE | $^{177}$Lu-DOTATATE | $^{177}$Lu-EDOTREOTIDE | $^{212}$Pb-DOTAMTATE | $^{225}$Ac-DOTATATE |
|---|---|---|---|---|---|
| Study | NETTER-1[1,2]<br>Randomized 2:1 (+/-octreotide)<br>N = 229 | NETTER-2[4]<br>Randomized 2:1 (+/-octreotide)<br>N = 226 | COMPETE[5]<br>Randomized 2:1 (vs everolimus)<br>N = 309 | Phase I/II[6]<br>Single arm<br>N=44 | ACTION-1 Phase Ib/III[7]<br>Phase Ib: Single arm<br>N=17 |
| Dose Level (administered) | 4 x Q8W \| 200 mCi | 4 x Q8W \| 200 mCi | 4x Q3 months \| 200 mCi | 4 x Q8W \| 67 µCi/kg | 4 x Q8W \| 3.2 uCi/kg<br>(Ph 3 dose is fixed 10.2 MBq) |
| Patient Population | SSTR2+, GEP-NETs | SSTR2+, GEP-NETs | SSTR2+, GEP-NETs | SSTR2+, GEP-NETs | SSTR2+, GEP-NETS |
| Prior PRRT | 0% | 0% | 0% | 0% | 100% |
| Median time from dx | 3.8 years | 1.9 months | n/a | 5 years | 5 years |
| Performance Status | Karnofsky Performance Scale<br>Median was 90 | Karnofsky Performance Scale<br>83% at 90-100 | n/a | n/a | ECOG<br>0 (59%), 1 (41%) |
| Histology | Well differentiated<br>G1 (66%), G2 (35%) | Well differentiated<br>G2 (73%), G3 (27%) | Well differentiated<br>G1 (21/28%), G2 (79/72%) | Well differentiated<br>G1 (18%), G2 (68%), G3 (7%) | Well differentiated<br>G1 (47%), G2 (53%) |
| Median PFS | 28.4 vs 8.5 months[3] | 22.8 vs 8.5 months | 23.9 vs 14.1 months | 74.3% at 24 months | NE (95% CI: 12 months, NE) |
| ORR (CR/PR) | 13% (1%/12%) vs. 4% (0%/4%) | 43% (5%/38%) vs. 9% (0%/9%) | n/a | 56% | 29.4% confirmed<br>41.2% (6%/35%) w/ unconfirmed |
| AEs (>20%) | Nausea, vomiting, fatigue, diarrhea, abdominal pain, multiple laboratory abnormalities | Nausea, diarrhea | Individual events not specified | Alopecia, nausea, fatigue, appetite↓, diarrhea, dysphagia, lymphocyte count↓, abdominal pain, vomiting, weight↓, blood glucose↑ | Nausea, fatigue, weight↓, hyperglycemia, abdominal pain, constipation, vomiting, multiple laboratory abnormalities |
| Grade 3+ (>10%) | Lymphopenia (44%), GGT↑ (20%) | TEAE: 35% | TEAE: 48%<br>(individual events not specified) | TEAE: 52%<br>Lymphocyte count↓ (25%) | TEAE: 53%<br>Anemia (18%),<br>lymphocyte count↓ (18%),<br>creatinine clearance↓ (12%) |
| Other notes | 5 $^{177}$Lu treated patients withdrew due to renal-related events | Nephrotoxicities 13 (8.8%) vs. (2.0%) | 1 G2 SAE of myelodysplastic syndrome | Dysphagia treated with Botox injection | 4 patients experienced TEAEs leading to dose modification, hold, and/or delay |

[1]USPI; [2]DOI: 10.1056/NEJMoa1607427; [3]NANETS 2021; [4]DOI: 10.1016/S0140-6736(24)00701-3; [5]ENETS 2025; [6]ASCO 2024; [7]ASCO 2024
No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.
The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

PERSPECTIVE THERAPEUTICS

# Refractory Metastatic Melanoma Trials

| | Lifileucel | Relatlimab + Nivolumab | Ipilimumab ± Nivolumab | Ipilimumab + Pembrolizumab | Lenvatinib + Pembrolizumab |
|---|---|---|---|---|---|
| Study | C-144-01, open label[1]<br>N=73 (65% of ITT) | RELATIVITY-020, open label[3]<br>N = 351 (D1) + 163 (D2) | SWOG S1616, RCT[4]<br>N= 68 (combo):23 (I only) | Open label[6]<br>N=70 | LEAP-004, open label[7]<br>N=103 |
| Patient population | | | | | |
| Performance status | ECOG: 0 (71%) | D1 – ECOG: 0 (69%)<br>D2 – ECOG: 0 (68%) | ECOG: 0 (65%) | n/a | ECOG: 0 (60%) |
| Median lines of prior tx | 3 (2 prior I/O) | D1 : 2 \| D2: 3 | n/a | 1 | 2 |
| Prior ICI (%) | 100% | 100% | ~90% | 100% | 91% |
| Prior BRAF inhibitor | 27.4% (all BRAFm+) | D1: 52 treated /68 BRAFm+<br>D2: 39 treated /62 BRAFm+ | 1 pt in each arm | 5 treated pre IO/20 BRAFm+ | 35 treated / 38 BRAFm+ |
| ORR | 31.5% | D1: 12% \| D2: 9% | 28% vs 9% | 29% | 21.4% |
| DoR (months) | NR (56.5% ≥ 6 months) | D1: NR (6 months: 92%)<br>D2: 12.8 (6 months: 85%) | 40.9 months in the combo<br>47% ≥ 6 months w/combo | 16.6 months | 8.3 months |
| SD | 48%[2] | D1: 29% \| D2: 31% | 20% vs 13%[5] | n/a | 45% |
| mPFS (months) | 4.1[2] | D1: 2.1 (6 months PFS: 29%)<br>D2: 3.2 (6 months PFS: 28%) | 3.0 vs 2.7[5]<br>6 months PFS: 34% vs 13% | 5 | 4.2 |
| AEs Grade 3+ (>10%) | Febrile neutropenia, pyrexia, infection, hypoxia, hypotension | Any AE: 41% (D1), 43% (D2)<br>TRAE: 15% (D1), 13% (D2) | TRAE: 57% vs 35%<br>Diarrhea | TRAE: 27% | TRAE: 46%<br>Hypertension |
| Notes | Treatment related mortality: 7.5%<br>Cytopenia ≥G3 ≥30 days: 45.5% | AEs → discont: 12% (D1), 10% (D2) | AEs → discont: 29% vs 17% | AEs → discont: 13% | AEs → discont: 8% |

[1]USPI; [2]doi:10.1136/jitc-2022-005755; [3]doi:10.1200/JCO.22.02072; [4]doi:10.1200/JCO.21.00079; [5]https://www.onclive.com/view/second-line-nivolumab-plus-ipilimumab-improves-pfs-in-advanced-melanoma; [6]doi:10.1038/s41591-023-02498-y; [7]doi:10.1200/JCO.22.00221

No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.

The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

PERSPECTIVE® THERAPEUTICS

# $^{212}$Pb Isotope Decay Chain and Importance of the Pb-Specific Chelator



Isotope Supply
228Th
Thorium
1.9 y
α
224Ra
Radium
3.6 d
α
220Rn
Radon
1 m
α
216Po
Polonium
0.1 s
α
Production
212Pb
Lead
10.6 h
Therapy
β
212Bi
Bismuth
61 m
α
208Tl
Thallium
3 m
β
212Po
Polonium
0.1 µs
α
β
208Pb
Lead
Stable

Where the drug goes = where the alpha particle is deposited



O
OH
O
NH2
R
NH
N
N
N
N
212Bi
O
O
OH

- Perspective's proprietary chelator retains 98% of $^{212}$Bi after transition in drug formulation[1]
- Generic chelators leak the $^{212}$Bi alpha-emitting daughter up to 36%[2]

[1]Li M, et al. *Curr Med Chem.* 2020; [2]Mirzadeh et al., *Radiochimica* Acta, 1993

PERSPECTIVE THERAPEUTICS

# $^{225}$Ac Isotope Decay Chain and Potential for Off-Target Toxicity


Isotope Supply
Production
Therapy
225 Ac
Actinium
10 d
221 Fr
Francium
5 Min
217 At
Astatine
32 ms
213 Bi
Bismuth
46 m
209 Tl
Thallium
2 m
221 Ra
Radium
28 s
217 Rn
Radon
0.5 ms
213 Po
Polonium
4.3 µs
209 Pb
Lead
3.3 h
209 Bi
Bismuth
2×10$^{19}$ y
205 Tl
Thallium
stable
α
β
Potential for Off-Target Toxicity

Alpha-particle emission imparts sufficient "recoil" energy to break chemical bonds


221Fr
217At
213Bi
213Po


α
O
OH
R
NH
N
225Ac


Target Organs
α
α
β
α
Liver
Kidneys

PERSPECTIVE THERAPEUTICS

# $^{212}$Pb Hits Tumors Hard and Fast and Disappears

$^{212}$Pb is a "high dose rate" alpha emitter with a short half life – energy is deposited rapidly to tumor and then gone

**Comparative alpha Particle Decay Over Time[1]**


Delivering alphas faster while drug and isotope tumor retention is high enables a better therapeutic index: greater efficacy with less off target toxicity
~80% of total $^{212}$Pb/$^{212}$Bi alphas delivered to tumor within 24 hrs
~6% of total $^{225}$Ac alphas within 24 hrs
$^{225}$Ac on tumor: It takes 23 days to deliver 80% of alphas
Unbound alphas – potential for toxicity
Comparative alpha decays
0
12
24
36
48
60
72
Hours Post administration

- "Activity" is measured in decays per second, so depends on isotope half-life
- Due to its relative half-life, $^{212}$Pb will likely be administered at 20 times the $^{225}$Ac activity
- $^{225}$Ac is administered in smaller activities due to its 10 day half-life and the total alpha decays from its daughters
- Most drugs stay bound to tumor for only a limited time – this directly affects the amount of radiation that can be delivered
- The effectiveness of longer-lived isotopes therefore diminishes over time as the alphas "wash out" from the tumor

[1] Representative activity administrations only, based on clinical projections – company estimates

PERSPECTIVE THERAPEUTICS

# Isotope: Decay chain – Product implications

Post final radiolabeling and purification, alpha and beta emitting daughters of $^{225}Ac$ build up fast



Ac-225 Decay and Daughter Ingrowth
Ac-225 Fr-221 At-217 Bi-213 Tl-209 Po-213
4x more unlabeled daughter activity in about 4 hrs
Radioactivity (Bq)
6000
5000
4000
3000
2000
1000
0
0 1 2 3 4 5 6
Hours Post Purification
1 kBq 225Ac starting dose size.



Dose Vial
α
225Ac
T0
Post Final Purification
4 hours.
213Po2+
213Bi3+
217At-
221Fr+
225Ac
T4
4 h post Radiolabeling
"Free" Radiometals:
213Po → α
213Bi → ß
217At → α
221Fr → α
Labeled
225Ac → α

PERSPECTIVE THERAPEUTICS

# Isotope: Decay chain – Biological Implications

## Isotope selection drives potential for off target toxicities



$^{225}$Ac has potential for off target toxicity
Recoil breaks chemical bonds
$^{225}$Ac
$^{221}$Fr
$^{217}$At
$^{213}$Bi
$^{213}$Po
α
α
α
β
α
Decay products circulate and continue to emit radition
Toxicity to liver and kidneys
$^{212}$Pb decay is limited to tumor
$^{212}$Pb
$^{212}$Bi
$^{212}$Po
$^{208}$Tl
β
α
β

PERSPECTIVE THERAPEUTICS

# Perspective's Pre-Targeting Platform

Fully modular technology enables the generation of radiotherapies using existing, validated antibodies

| Source of Antibodies for Pre-Targeting | Rationale | Advantages |
|---|---|---|
| **Abs: Marketed / in clinical development** | • Lifecycle Management: Follow-on product for same target, but with improved efficacy / safety | • Leverages know how and franchise synergies of pursuing same tumor target |
| **Off-patent Abs** | • IP no longer a barrier; potential remains to generate novel IP via pre-targeting approach | • Novel IP resets patent expiry clock for follow-on product |
| **Discontinued Abs (due to safety/efficacy)** | • RPT has potential to improve therapeutic index (vs. mAb), and patient improve selection | • Resurrects discontinued program (and leverages existing material, data, etc. from failed program) |

Perspective's *Pre-Targeting Platform* has the potential to transform a large range of existing molecules and targets into "radio-ADCs" with superior efficacy and reduced toxicity